Exhibit 99.2

Targeting Metabolic Dysfunction with Novel Therapies to Treat M ASH, Acne & Cancer August 2024

2 August 2024 Forward Looking Statements This presentation contains forward - looking statements within the meaning of, and made pursuant to the safe harbor provisions of, The Private Securities Litigation Reform Act of 1995 . All statements contained in this document, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding possible or assumed future results of operations, business strategies, research and development plans, regulatory activities, the presentation of data from clinical trials, Sagimet’s clinical development plans and related anticipated clinical development milestones, market opportunity, competitive position and potential growth opportunities are forward - looking statements . These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements . In some cases, you can identify forward - looking statements by terms such as “may,” “will,” “should,” “would,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other similar expressions . The forward - looking statements in this presentation are only predictions . These forward - looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control, including, among others : the clinical development and therapeutic potential of denifanstat or any other drug candidates we may develop ; our ability to advance drug candidates into and successfully complete clinical trials , the risk the topline clinical trials may not be predictive of, and may differ from final clinical data and later - stage clinical trials ; our ability to advance drug candidates into and successfully complete clinical trials within anticipated timelines, including our Phase 3 denifanstat program ; that unfavorable new clinical trial data may emerge in other clinical trials of denifanstat, including Phase 3 clinical trials ; that clinical trial data are subject to differing interpretations and assessments, including by regulatory authorities ; our relationship with Ascletis, and the success of its development efforts for denifanstat ; the accuracy of our estimates regarding our capital requirements ; and our ability to maintain and successfully enforce adequate intellectual property protection . These and other risks and uncertainties are described more fully in the “Risk Factors” section of our most recent filings with the Securities and Exchange Commission and available at www . sec . gov . You should not rely on these forward - looking statements as predictions of future events . The events and circumstances reflected in our forward - looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward - looking statements . Moreover, we operate in a dynamic industry and economy . New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face . Except as required by applicable law, we do not plan to publicly update or revise any forward - looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise .

3 August 2024 Leadership Team with Proven Development and Commercialization Experience Dave Happel President & CEO >20 years of experience in executive leadership in biotech and pharma Brought multiple innovative healthcare products to the market George Kemble Executive Chairman >20 years of experience in R&D in biotech and pharma Responsible for R&D of FluMist , first innovation in flu vaccines in 60+ years Eduardo Martins CMO >20 years of leadership of large - scale multinational clinical trials & global teams in pharma and biotech Led clinical development team of cenicriviroc for MASH Thierry Chauche CFO >20 years of financial and operational leadership experience in finance and healthcare companies Elizabeth Rozek General Counsel >20 years of legal experience including executive leadership of legal, IP and compliance functions in biopharma and biotech

FASN Inhibitor Denifanstat Offers a Unique and Validated Approach to MASH

Unique MOA: FASN Inhibition	• As the only fat synthesis inhibitor, denifanstat directly targets the 3 key drivers of MASH – liver fat, inflammation, and fibrosis • FASN is a key enzyme in de novo lipogenesis responsible for excess liver fat in MASH • Once daily oral administration, suitable for mono- or combination therapy
Positive FASCINATE-2 Phase 2b Data in MASH	• Met both primary endpoints in clinical trial: significant improvements in fibrosis with no worsening of MASH • Improvement in more severe patients (stage F3) and demonstrated lack of progression to cirrhosis • Enhanced treatment effect in patients with stable GLP therapy • Generally well tolerated
Near Term Milestones & Cash Position	• Pivotal Phase 3 program expected to begin in 2H2024 • NASDAQ: SGMT; $188.5M cash* on hand, expected to fund current operations through 2025 *Cash, cash equivalents and marketable securities as of June 30, 2024
Precision Medicine	• Tripalmitin and additional blood response markers under development as early biomarkers of target engagement and treatment response
Strategic Collaboration with Ascletis in Acne & Cancer	• Acne Phase 3 study completion of enrollment anticipated by end 2024 • rGBM Phase 3 study interim analysis anticipated by end 2024
Denifanstat IP Portfolio	• Method of use patent: 2036; Composition of matter patent: 2032 • Opportunities to lengthen one patent's life for up to 5 years via Patent Term Extension (US) or SPC (Europe)

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5 August 2024 Designed for once - daily, oral dosing Rigorous and de - risked development strategy Direct DNL inhibition demonstrated in Phase 1b Improvements in liver fat and other non - invasive biomarkers in Phase 2a Topline data of successfully completed 52 - week Phase 2b biopsy study announced in 1Q 2024 Precision medicine approach to improve patient outcomes Denifanstat Denifanstat : A Novel Small Molecule FASN Inhibitor Protected By Strong IP DNL = de novo lipogenesis Denifanstat method of use expires in 2036 Denifanstat composition of matter expires in 2032 (issued in all key commercial territories) Opportunities exist to lengthen patent exclusivity of either composition patent or method of use patent for up to 5 years via Patent Term Extension (US) or SPC (Europe) Currently building out global patent portfolio to further protect commercialization of denifanstat via patent applications directed to formulations, methods of use, and synthetic methods, with potential to extend exclusivity further Strong patent estate

Development Pipeline: Indications and Clinical Milestones

Therapeutic Area	Indication	Stage of Development: Preclinical	Phase 1	Phase 2	Phase 3	Expected Milestone / Status
Metabolic Disease	MASH F2/F3 population			Denifanstat		Phase 2b positive topline data announced 1Q2024; MASH Phase 3 estimated start 2H 2024
			Denifanstat			Phase 1 hepatic impairment results reported 1Q 2024
Dermatology	Acne	TVB-3567				IND-enabling studies completed; evaluating timing to file IND
					Denifanstat (ASC40)	Phase 3 clinical study initiated 4Q 2023; planned to be fully enrolled in 2024*
Oncology	Solid tumors	TVB-3567				Identifying FASN-dependent tumor types for potential FASN inhibitor development.
			Denifanstat			
	Recurrent glioblastoma (GBM)				Denifanstat (ASC40)	Phase 3 enrollment of 120 patients achieved in 3Q 2023; pre-specified interim analysis planned in 2H 2024*

* Trials conducted in China by Ascletis, who has licensed development and commercialization rights to all indications in Greater China

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MASH: A Burgeoning Epidemic

Patients in 2016[1]

United States

85.3 million	17.3 million	5.7 million	1.4 million compensated and decompensated	11 thousand annual cases among MASLD population



MASLD Metabolic Dysfunction-Associated Liver Disease	**MASH** Metabolic Dysfunction-Associated Steatohepatitis **F1**	**MASH mod-adv Fibrosis F2-F3**	**Cirrhosis F4**	**Hepatocellular carcinoma**

MASH

- Expected to almost double in size within next 2 decades[2]
- Complex disease with heterogeneous patient population
- Significant opportunity for differentiated MOA

1 Estes, et al. 2018; http://dx.doi.org/10.1016/j.jhep.2018.05.036. Note: MASH, or metabolic dysfunction-associated steatohepatitis, was formerly known as NASH, or nonalcoholic steatohepatitis

2 Yonoussi et al. 2023; The Growing Economic and Clinical Burden of Nonalcoholic Steatohepatitis (NASH) in the United States

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8 August 2024 Sagimet’s lead drug candidate, denifanstat, is a specific and potent inhibitor of FASN that functions through three independent mechanisms in MASH : FASN Inhibition Addresses Three Independent Mechanisms of MASH Development and Progression Blocking steatosis via inhibiting de novo lipogenesis in hepatocytes Reducing inflammation via preventing immune cell activation Blunting fibrosis via inhibiting stellate cell activation 1 2 3 INFLAMMATION FIBROSIS STEATOSIS Hepatocyte Kupffer cell Stellate cell CIRRHOSIS MALIGNANCY FASN FASN FASN Denifanstat

9 August 2024 FASN Inhibition Directly Blocks Human Liver Stellate Cell Function Stellate cells require DNL for fibrogenesis Denifanstat blocks stellate cell activation Primary human stellate cell assay Denifanstat directly inhibits fibrogenic activity Denifanstat • Stimulated by TGF - beta to activate fibrogenesis • Denifanstat showed similar inhibition to positive control ALK5 inhibitor *p<0.05. FASNi directly inhibits fibrosis published in O'Farrell et al.,2022. Scientific Reports. 12:15661 vehicle Alk5i 30 nM 100 nM 300 nM 1000 nM 0 20 40 60 Collagen / total protein (μg/mg) * * * * Denifanstat

Treatment Goals for MASH Across Fibrosis Staging


MASH STAGING
F1
F2
F3
F4 (Compensated)
Risk Staging based on:
• Fat
• Inflammation
• Fibrosis
• Liver & CV Events
LOW
MEDIUM
HIGH
VERY HIGH
Primary Treatment Objectives
Improve Glycemic Control / Improve Dyslipidemia / Reduce Weight
Resolve Steatohepatitis
Prevent Fibrosis Progression / Induce Fibrosis Regression
Prevent Progression to Cirrhosis
Prevent Decompensation
Primary Therapeutic Interventions (based on Primary Objectives)
Metabolic & Obesity Drugs*
Metabolic* & Anti-Fibrotic Drugs
Potent Anti-Fibrotic Drugs

Kusi et al. Endocrine Practice 28 (2022) 528-562. Rinella et al. Hepatology. 2023 May 01; 77(5): 1797–1835. Tacke et al. Journal of Hepatology, July 2024. vol. - 4 | 1–51

*Metabolic drugs are anticipated to be background therapy for obesity and type 2 diabetes, until clinical data support use in MASH

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MASH Clinical Development Program

FASCINATE-2: Biopsy Trial Design Focused on Histological Endpoints

FASCINATE-2 Phase 2b trial design


Screening
Denifanstat (50 mg)
Placebo
Study Weeks
0
Baseline
MRI-PDFF
Biomarkers
Biopsy
26
Interim
MRI-PDFF
Biomarkers
52
Final
MRI-PDFF
Biomarkers
Biopsy

- Biopsy confirmed F2-F3 MASH patients
- 52 weeks, 2:1 randomization to 50mg or placebo, double-blind
- Single pathology reader: Dr. Pierre Bedossa
- AI digital pathology: HistoIndex

Primary endpoints

- NAS ≥2 points improvement w/o worsening of fibrosis
- MASH resolution + NAS ≥2 improvement w/o worsening of fibrosis

Selected secondary endpoints

- Improvement in liver fibrosis ≥1 stage without worsening of MASH as assessed by biopsy
- Digital AI pathology
- MRI-PDFF: absolute decrease, % change from baseline, % pts ≥30% reduction from baseline (responders)

AI: Artificial Intelligence, MRI-PDFF; magnetic resonance imaging derived proton density fat fraction, NAS; NAFLD Activity Score.

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13 August 2024 FASCINATE - 2: Baseline Characteristics Were Typical of the F2/F3 MASH Population Parameter Placebo, n=45 Denifanstat , n=81 Age , years 59.6 (+/ - 10.9) 56.1 (+/ - 10.8) Sex , female 27 (60%) 48 (59%) Race , White 41 (91%) 73 (90%) Ethnicity , Hispanic or Latino 15 (33%) 27 (33%) BMI , kg/m 2 36.5 (+/ - 6.7) 34.6 (+/ - 6.1) Type 2 diabetes 27 (60%) 55 (68%) ALT (alanine aminotransferase) U/L 67 (+/ - 33) 57 (+/ - 29) AST (aspartate aminotransferase) U/L 52 (+/ - 27) 48 (+/ - 29) Liver Fat Content (MRI - PDFF) , % 19.0 (+/ - 7.0) 16.6 (+/ - 7.1) Baseline liver biopsy NAS ≥ 5 34 (76%) 63 (78%) Baseline liver biopsy F2/F3 22 (49%) / 23 (51%) 34 (42%) / 47 (58%) Statin (at baseline) 21 (47%) 38 (47%) GLP1 - RA (at baseline) 4 (9%) 12 (15%) LDL , mg/dL 103 ( +/ - 39) 96 ( +/ - 34) Triglycerides , mg/dL 153 ( +/ - 67) 173 ( +/ - 79) ELF (Enhanced Liver Fibrosis) Score 9.8 ( +/ - 0.8) 9.6 ( +/ - 0.8) FAST ( Fibroscan AST) Score 0.6 (0.19) 0.6 (0.20) Modified intent - to - treat population (mITT) includes all patients with paired biopsies. Data are mean (SD) or n (%)

Primary Endpoints: Liver Biopsy

Denifanstat Achieved Statistical Significance at 52 Weeks


NAS ≥ 2 points improvement*
w/o worsening of fibrosis
% Response
16%
38%
p=0.0035
Placebo
n=56
Denifanstat
n=112
ITT population
% Response
20%
52%
p=0.0003
Placebo
n=45
Denifanstat
n=81
mITT population


MASH resolution + NAS ≥ 2 improvement
w/o worsening of fibrosis
% Response
11%
26%
p=0.0173
Placebo
n=56
Denifanstat
n=112
ITT population
% Response
13%
36%
p=0.0044
Placebo
n=45
Denifanstat
n=81
mITT population

Cochran-Mantel-Haenszel Test – two sided at the 0.05 significance level. * ≥1-point improvement in ballooning or inflammation.

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15 August 2024 Secondary Endpoints: Liver Fibrosis and MASH Resolution Cochran - Mantel - Haenszel Test – One sided at the 0.05 significance level Denifanstat Achieved Statistical Significance 18% 41% Placebo n=45 Denifanstat n=81 % response Improvement in liver fibrosis ≥ 1 stage & No Worsening of MASH at Week 52 p=0.0051 mITT population Resolution of MASH w/o worsening of fibrosis p= 16% 38% Placebo n=45 Denifanstat n=81 % response p=0.0021 mITT population

16 August 2024 Secondary Endpoints: Liver Fibrosis *One sided at the 0.05 significance level, **Two sided at the 0.05 significance level Denifanstat Achieved Profound Improvement of Fibrosis Fibrosis Endpoints Subgroup Placebo Denifanstat p - value > 1 stage improvement in fibrosis w/o worsening of MASH ITT 14% 30% 0.0199* mITT 18% 41% 0.0051* F3 13% 49% 0.0032** > 2 stage improvement in fibrosis w/o worsening of MASH mITT 2% 20% 0.0065** F3 4% 34% 0.0065** Progression to cirrhosis (F4) mITT 11% 5% 0.0386*

17 August 2024 Additional Fibrosis Analysis Using AI - based Digital Pathology Supporting Evidence that Denifanstat Significantly Reduced Fibrosis Pre - Treatment Pt A NASH - CRN Fibrosis stage F3 Post - Treatment Pt A NASH - CRN Fibrosis stage F1 Denifanstat 0.10 - 0.30 Placebo n=45 Denifanstat n=81 LS mean change qFibrosis Continuous Value Change from Baseline p=0.0023 *One sided at the 0.05 significance level

Patient Subset on Stable GLP1-RA at Baseline: Liver Biopsy

Denifanstat Improved MASH Resolution and Fibrosis



Resolution of MASH
w/o worsening of fibrosis
% response
0%
42%
p=0.103
Placebo + GLP1
n=4
Denifanstat + GLP1
n=12



Improvement in liver fibrosis ≥ 1 stage
w/o worsening of MASH
% response
0%
42%
p=0.034
Placebo + GLP1
n=4
Denifanstat + GLP1
n=12

Cochran-Mantel-Haenszel Test – One sided at the 0.05 significance level. mITT population GLP patients were on stable dose for 6 months prior to first biopsy

AI digital pathology results also supports fibrosis improvement in patients receiving GLP1 and denifanstat

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19 August 2024 FASCINATE - 2: Safety Denifanstat Was Generally Well Tolerated • No DILI signal and no muscle wasting were detected, and GI were comparable to placebo • AE of hair thinning stabilized with a 2 to 4 week dose pause and then reversed with down titration or study completion • Consistent with other MASH - related medications, only 6% of patients discontinued from the study with hair thinning • In previous clinical studies of denifanstat, <2% of the patients experienced hair thinning at 50mg Event n (%) Placebo (n=56) Denifanstat 50mg (n=112) Total (n=168) Any adverse event 46 (82.1) 99 (88.4) 145 (86.3) Adverse event related to denifanstat or placebo 20 (35.7) 51 (45.5) 71 (42.3) Serious adverse event 3 (5.4) 13 (11.6) 16 (9·5) TEAE leading to study drug discontinuation 3 (5.4) 22 (19.6) 25 (14.9) Adverse events affecting ≥ 10% of patients COVID - 19 6 (10.7) 19 (17.0) 25 (14.9) Dry eye 8 (14.3) 10 (8.9) 18 (10.7) Hair thinning 2 (3.6) 21 (18.8) 23 (13.7)

Denifanstat Decreased Liver Fat by MRI-PDFF and Reduced FAST Score

Denifanstat Achieved Statistical Significance

MRI-PDFF
≥ 30% Relative Reduction, Week 52



% response
21%
65%
p<0.0001
Placebo
n=38
Denifanstat
n=69

≥30% reduction: Cochran-Mantel-Haenszel Test. Relative reduction: Mixed-effects Model for Repeated Measures. mITT population. Two sided at the 0.05 significance level.

FAST
Change from Baseline



Week 26
Week 52
Placebo
n=42
Denifanstat
n=76
Placebo
n=40
Denifanstat
n=73
LS mean change
-0.10
-0.20
p<0.0001
-0.10
-0.30
p<0.0001

Mixed-effects Model for Repeated Measures – Two sided at the 0.05 significance level.
mITT population.

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21 August 2024 Secondary Endpoints: Liver Enzymes Mixed - effects Model for Repeated Measures – Two sided at the 0.05 significance level. mITT population Denifanstat Decreased ALT and AST Levels ALT Percent Change from Baseline AST Percent Change from Baseline - 2.70 - 16.20 - 23.10 - 30.60 LS mean change p=0.015 p=0.030 - 0.10 - 12.10 - 20.70 - 26.80 LS mean change p=0.018 p=0.027 Week 26 Week 52 Week 26 Week 52 Placebo n=45 Denifanstat n=80 Placebo n=43 Denifanstat n=80 Placebo n=45 Denifanstat n=79 Placebo n=43 Denifanstat n=80

22 August 2024 Cardiometabolic Health mITT population. Mixed - effects Model for Repeated Measures – Two sided at the 0.05 significance level. *p<0.05, **p<0.01, ***p<0.001 1 For LDL - c, baseline > 100 mg/dL. Denifanstat Decreased LDL - c Levels and Increased Polyunsaturated Triglycerides LDL - c 1 Change from Baseline Saturated TG Polyunsaturated TG Week 26 Week 52 p>0.05 Mean change, mg/dL n=27 n=32 - 1.80 - 9.10 - 12.60 - 23.10 Placebo Denifanstat p>0.05 - 1.80 n=27 n=32 p>0.05

23 August 2024 Denifanstat Rapidly and Robustly Reduced De Novo Lipogenesis Two sided at the 0.05 significance level , ITT population Tripalmitin • A saturated triglyceride which is a biomarker of DNL inhibition • Rapidly reduced by denifanstat as early as 4 weeks of treatment Next steps • Continue the development of tripalmitin and additional markers as potential biomarker(s) of treatment response for denifanstat Tripalmitin Change from Baseline Placebo n=52 Denifanstat n=111 Placebo n=51 Denifanstat n=107 - 2.2 LS mean change (ug/mL) - 2.4 - 0.4 - 0.1 P=0.005 Week 4 Week 13 p=0.001 p=0.005

24 August 2024 Mechanism of Action Supports Combination Therapy Opportunity MOA - Mechanism of Action Combination therapy offers: • Denifanstat MOA that is complementary to other MOAs – resmetirom , GLPs • Opportunity for fixed dose combinations with other oral medications Preclinical combination studies ongoing with a variety of other MASH, diabetes, metabolism and obesity molecules Potential improved clinical outcome for patients with combination therapy of denifanstat + fat burners Inflammation Fibrosis Inflammation Tsai et al., EASL 2024, LDL knock - out MASH mice. * p<0.05; ** p<0.01; *** p<0.001 FASNi

Denifanstat Potential in Cirrhosis

Compensated Cirrhotic Patients (MASH F4)

- Denifanstat reduces pro-fibrotic signaling stellate cells which retain the ability to remove the fibrotic scar and reestablish the basal ECM scaffold even in F4 MASH [1]
- Hepatocytes continue to be functional, and patients frequently have increased liver fat


~20% of Patients Progress to Cirrhosis 2
MASH
MASH with fibrosis
Histological features of MASH
Steatosis > 5%
Hepatocyte ballooning
Lobular inflammation
Cirrhosis

Supportive Initial Data

- PK profiles in F4 patients in the Phase 1 impaired hepatic function study[3]
- Positive impact on advanced fibrosis in patients in FASCINATE-2[4]

Next Step

- Phase 2b/3 trial in MASH-F4

1 Kamm DR and McCommis KS. doi: 10.1113/JP281061. 2 Sheka AC, et al. doi:10.1001/jama.2020.2298. 3. CLIN-009 data on file. 4. Loomba, et al. EASL 2024

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26 August 2024 1Yu EL and Schwimmer JB. doi : 10.1002/cld.1027. 2Softic S and Rohit K. doi : 10.1002/hep.32322. 3Kleiner DE and Makhlouf HR. doi : 10.1016/j.cld.2015.10.011. Pediatric MASH • T he prevalence rate of childhood MASLD is estimated at 5 - 10% in the general population and 10 - 20% of children with MASLD have advanced fibrosis 1 • P ediatric MASLD has unique and aggressive histological features 2,3 • Drugs approved for adults may not have the same e fficacy in children 2 • Effective therapies are urgently needed in pediatric patients 2 Next steps • Phase 2 trial in pediatric MASH following: • Compilation of safety data across all denifanstat studies in young adults including FASCINATE - 2 • Nonclinical toxicology study in juvenile animals • Engagement with FDA Pediatric MASH Continues to be an Area of Significant Unmet Need

Precision Medicine: Blood Tests May Lead to Improved Patient Outcomes

- MASH is a multi-faceted disease and patients may benefit from being matched with optimal treatments
- Two approaches using blood tests are undergoing further evaluation
  - Drug response: 1-2 months after taking drug, tripalmitin identifies patients responding to drug treatment
  - Potential predictive marker: before taking drug, signature of 6 blood metabolites enriches for responders[1]


Blood test for drug response (e.g. tripalmitin)
denifanstat
On-treatment 1-2 months
denifanstat
Clinical response rate
Blood test for predictive marker
Pre-treatment
denifanstat
Clinical response rate

1Signature has 6 metabolites: ursodeoxycholic acid, DL-2-aminocaprylic acid, sarcosine, glycoursodeoxycholic acid, D(-)-2-aminobutyric acid, PC(0-18:0/22:4). Accuracy 79%, PPV 88%, NPV 63%.

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Additional Denifanstat Indications

29 August 2024 FASN Also Plays a Key Role in Other Diseases With Significant Unmet Need FASN in cancer Supports t umor survival Enables t umor proliferation Establishes r esistance to drugs FASN in acne Increases sebum production Exacerbates sebum composition Cancer cell Membrane synthesis, intracellular signaling, protein modification Sebocyte Sebum production Palmitate Lipid building block FASN

30 August 2024 DNL Pathway Plays a Role in the Pathogenesis of Acne FASN is an attractive therapeutic target for acne • Acne is associated with sebum over production by sebocytes in the skin • Acne resolution is associated with reduced sebum production • Sebocytes rely on DNL/FASN to make sebum • >80% of key sebum lipids such as palmitate and sapienic acid are produced by DNL/FASN FASN Palmitate Lipid synthesis Sebum production Hair Skin Surface Sebum (oil) Inflammation Sebaceous gland Skin With Acne Skin Without Acne Pimple Sebaceous gland

31 August 2024 Ascletis Announced Positive Early Clinical Data in Acne; Phase 3 Study Ongoing * p<0.05. ** p<0.01. ^Lesion data are mean relative reduction from baseline to 12w, n= number in cohort. Ascletis has exclusive rights to denifanstat in Greater China 2 9 EFFICACY RESULTS – 12 WEEKS Placebo n=45 25 mg n=45 50 mg n=44 75 mg n=45 Total lesions^ - 34.9% - 49.5% ** - 51.5% ** - 48.4% ** Inflammatory lesions^ - 36.5% - 54.7% ** - 56.7% ** - 49.4% * Non - inflammatory lesions^ - 35.0% - 44.4% - 46.6% - 46.5 IGA (2 - grade improvement) 15.6% 31.1% 31.8% 22.2% Multi - Center, Placebo - Controlled Phase 3 clinical trial of denifanstat (ASC40) in moderate to severe acne initiated by Ascletis in 4Q2023 Sagimet completed IND - enabling studies for its second FASN inhibitor TVB - 3567 Denifanstat Phase 2 in acne by Ascletis in China

FASN Is Integral to Tumor Cell Proliferation and Survival

FASN dependence

- Certain cancers are dependent on DNL/FASN for proliferation especially downstream of driver oncogenes
- Strategy ➡ kill tumor cells and/or avoid drug resistance by combination of FASN inhibitor with drugs that inhibit driver oncogenes

Foundational Phase 1

- 136 heavily pretreated patients received denifanstat
- Recommended Phase 2 dose defined
- Promising clinical activity consistent with proposed mechanism
    - KRASM NSCLC patients had significantly longer duration on study with denifanstat than KRASWT ($p<0.02$), and 91% KRASM had stable disease



Acetyl-CoA
Malonyl-CoA
Specific oncogenic drivers are FASN-dependent
FASN
Palmitate
Prevents lipid peroxidation and stress induced death
Saturated fatty acids for lipid rafts and membranes
Protein modification and localization/ function
Receptor localization and signaling
pS6
mTOR
PI3K
AKT
KRAS-4A
RTK e.g. MET, VEGFR
Lipid rafts

Dietary fatty acids cannot compensate for de novo synthesized palmitate

KRASM – KRAS mutant. KRASWT- KRAS wild type

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33 August 2024 GBM Prostate HCC NSCLC KRASM Cancer Program Focuses on 4 FASN - Dependent Tumor Types *Brenner et al., 2023; **Wang at al., 2022; *** GBM (glioblastoma), HCC (hepatocellular carcinoma), KRASM (mutant KRAS), NSCLC (non small cell lung cancer) Phase 3 ongoing In China by Ascletis , denifanstat combination with bevacizumab Positive investigator sponsored Phase 2 results * Pre - specified interim analysis planned in 2H 2024 Type Status Next milestone Phase 1 ongoing Investigator Sponsored at Weill Cornell, denifanstat combination with enzalutamide Phase 1 results expected 4Q 2025 Translational work ongoing Patient selection strategy by bioinformatics on primary samples Positive preclinical combination results** Preclinical and clinical evidence Positive preclinical combination with KRAS inhibitor*** Encouraging monotherapy Phase 1 results with denifanstat Potential Phase 2 study of FASN inhibitor in combination with a marketed kinase inhibitor, ideally via collaboration with an industry partner Potential Phase 2 study of FASN inhibitor in combination with a KRAS inhibitor, ideally via collaboration with an industry partner

FASN Inhibitor Denifanstat Offers a Unique and Validated Approach to MASH

Unique MOA: FASN Inhibition

- As the only fat synthesis inhibitor, denifanstat directly targets the 3 key drivers of MASH – liver fat, inflammation, and fibrosis
- FASN is a key enzyme in de novo lipogenesis responsible for excess liver fat in MASH
- Once daily oral administration, suitable for mono- or combination therapy

Positive FASCINATE-2 Phase 2b Data in MASH

- Met both primary endpoints in clinical trial: significant improvements in fibrosis with no worsening of MASH
- Improvement in more severe patients (stage F3) and demonstrated lack of progression to cirrhosis
- Enhanced treatment effect in patients with stable GLP therapy
- Generally well tolerated

Near Term Milestones & Cash Position

- Pivotal Phase 3 program expected to begin in 2H2024
- NASDAQ: SGMT; $188.5M cash* on hand, expected to fund current operations through 2025

*Cash, cash equivalents and marketable securities as of June 30, 2024

Precision Medicine

- Tripalmitin and additional blood response markers under development as early biomarkers of target engagement and treatment response

Strategic Collaboration with Ascletis in Acne & Cancer

- Acne Phase 3 study completion of enrollment anticipated by end 2024
- rGBM Phase 3 study interim analysis anticipated by end 2024

Denifanstat IP Portfolio

- Method of use patent: 2036; Composition of matter patent: 2032
- Opportunities to lengthen one patent's life for up to 5 years via Patent Term Extension (US) or SPC (Europe)

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